                                 CONFIDENTIAL


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

 THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN AN AMENDED AND RESTATED RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SECURITYHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID AGREEMENT.



Warrant No. 4                                       Number of Shares: 6,000,000
                                                    (subject to adjustment)

Date of Issuance: February 24, 2000

                                 SONOMA SYSTEMS

                          COMMON STOCK PURCHASE WARRANT

                         (Void after February 24, 2005)

         Sonoma Systems, a California corporation (the "Company"), for value received, hereby certifies that Nortel Networks Inc., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (San Francisco time) on February 24, 2005, up to 6,000,000 shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $4.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         1. EXERCISE.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part and at any time or from time to time (in each case subject to provisions of subsections 1(e) through 1(h) below), by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, accompanied by payment in full, in lawful

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                                 CONFIDENTIAL

money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

                  (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price so payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value per share of Common Stock (as defined below) as of the Exercise Date (as defined in subsection 1(c) below) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares for which this Warrant is then exercisable that are purchasable pursuant to this method, then the number of such Warrant Shares so purchasable shall be equal to the total number of Warrant Shares for which this Warrant is exercisable as of the Exercise Date, minus the product obtained by multiplying
(x) the total number of Warrant Shares for which this Warrant is exercisable as of such date by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

                           (i) If the Common Stock is listed on a national
securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) of this subsection 1(b)).

                           (ii) If the Common Stock is not listed on a national
securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

                  (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be

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                                 CONFIDENTIAL

issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (d) As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days (or, if a determination by the Company's independent auditors is necessary in connection with such exercise pursuant to clause (ii) of subsection 1(g) below, then 20 days) thereafter (or, if any determination by the Company's independent auditors made pursuant to subsection 1(g) below is challenged by the Registered Holder in accordance with the provisions of subsection 1(h) below, then within 10 days after conclusion of the procedures specified in such subsection 1(h)), the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder may direct:

                           (i) a certificate or certificates for the number of
full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                           (ii) in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

                  (e) Notwithstanding the foregoing, this Warrant shall become exercisable as follows:

                           (i) with respect to 1,500,000 Warrant Shares (the
"First Tranche Warrant Shares"), on the Original Issue Date (as defined in subsection 2(a) below); and

                           (ii) with respect to the remaining 4,500,000 Warrant
Shares, on the fifth (5th) anniversary of the Original Issue Date, unless the exercisability of such remaining Warrant Shares is accelerated pursuant to subsection 1(f) below.

                  (f) Exercisability of the remaining Warrant Shares referenced in clause (ii) of subsection 1(e) above shall be accelerated as follows:

                           (i) if the Company recognizes (such recognition, the
"Second Tranche Acceleration Event"), with respect to any period commencing on January 1, 2000 and ending on or prior to December 31, 2000, revenues of $28,000,000 or more, an additional 2,000,000 Warrant Shares (the "Second Tranche Warrant Shares") shall become exercisable as of the date of occurrence of the Second Tranche Acceleration Event (subject to the provisions of subsections 1(g) through 1(i) below);

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                                 CONFIDENTIAL

                           (ii) if the Company receives (such receipt, the
"Third Tranche Acceleration Event"), during any period commencing on January 1, 2000 and ending on or prior to December 31, 2000, purchase orders for the Company's products and/or services in the aggregate amount of $35,000,000 or more, an additional 1,000,000 Warrant Shares (the "Third Tranche Warrant Shares") shall become exercisable as of the date of occurrence of the Third Tranche Acceleration Event (subject to the provisions of subsections 1(g) through 1(i) below);

                           (iii) if the Company recognizes, with respect to any
period commencing on January 1, 2000 and ending on or prior to December 31, 2000, revenues of $35,000,000 or more, one (1) additional Warrant Share shall become exercisable, as of the date of recognition by the Company of such revenues, for each $10.00 of such revenues in excess of $35,000,000 so recognized by the Company (subject to the provisions of subsections 1(g) through 1(i) below), provided that exercisability of not more than 1,500,000 Warrant Shares (the "Fourth Tranche Warrant Shares") may be accelerated pursuant to this clause (iii); and

                           (iv) notwithstanding the foregoing provisions of
subsection 1(e) and this subsection 1(f), if a Change in Control Event (as defined below) occurs with respect to the Company prior to the earlier of (A) the date of termination of the OEM Purchase and Sale Agreement, dated as of February 10, 2000, between the Company and Nortel Networks Inc. (the "OEM Agreement") or (B) the date (the "IPO Date") of the closing of the Company's first underwritten firm commitment public offering of the Company's Common Stock for sale to the public pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), then, effective as of the date of such Change in Control Event, (x) all of the Third Tranche Warrant Shares and the Fourth Tranche Warrant Shares shall, to the extent they have not become exercisable hereunder prior to such date, become exercisable in full regardless of the satisfaction (or lack thereof) of the conditions set forth in clauses
(ii) and (iii), respectively, of this subsection 1(f), and (y) if such Change in Control Event is a Special Change in Control Event, then, in addition to the acceleration of exercisability of the Third Tranche Warrant Shares and the Second Tranche Warrant Shares pursuant to clause (iv)(x) of this subsection 1(f), 500,000 of the Second Tranche Warrant Shares shall, to the extent they have not become exercisable hereunder prior to such date, become exercisable regardless of the satisfaction (or lack thereof) of the conditions set forth in clause (i) of this subsection 1(f), and the number of Second Tranche Warrant Shares the acceleration of exercisability of which remains subject to the satisfaction of the conditions set forth in clause (i) of this subsection 1(f) shall be reduced to 1,500,000.

                  (g) Any determination of whether the Second Tranche Acceleration Event or the Third Tranche Acceleration Event has occurred, and any determination of whether (and to what extent) exercisability of the Fourth Tranche Warrant Shares has been accelerated hereunder shall, subject to the provisions of subsection 1(h) below, be made by the Company's independent auditors (and the Company shall cause such auditors to make such determination at the Company's expense), (i) as promptly as reasonably practicable upon a request for such determination by the Registered Holder, (ii) not later than 10 days after any Exercise Date in the event that the corresponding exercise of this Warrant purports to exercise the same with respect to any Second Tranche Warrant Shares, Third Tranche Warrant Shares or Fourth Tranche

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                                 CONFIDENTIAL

Warrant Shares which have not been determined to have become exercisable in accordance with this subsection 1(g) or by operation of clause (iv) of subsection 1(f) above, and (iii) in any event, not later than 10 days after the audited annual financial statements of the Company for the year ended December 31, 2000 are made available by the Company's auditors, in final form, to the Company and/or any of the Company's stockholders. To the extent relevant to the determination of whether exercisability of any of the Warrant Shares has been accelerated pursuant to subsection 1(f) above, all determinations of "revenue" shall be made in accordance with generally accepted accounting principles consistently applied.

                  (h) In the event that the Registered Holder disagrees with any determination made by the Company's auditors pursuant to subsection 1(g) above, the Registered Holder may, by written notice to the Company given not later than 15 days after the date on which such determination of the Company's auditors was furnished in writing to the Registered Holder, require that such determination be audited by an independent accounting firm of national reputation mutually acceptable to the Company and the Registered Holder (or, if the Company and the Registered Holder are unable to agree on the identity of such accounting firm within 10 days, then such firm shall be selected jointly, within another 10 days thereafter, by the individuals then serving as primary client contacts for the Company and the Registered Holder at the independent accounting firm or firms then serving as the auditors for the Company and the Registered Holder, respectively). Each of the Company and the Registered Holder shall cooperate in full with such audit and shall use their respective commercially reasonable efforts to cause such audit to be completed as promptly as practicable. The cost of such audit shall be borne by the Company unless such audit does not result in a determination that exercisability of any of the Warrant Shares shall be accelerated under subsection 1(f) above (in which case the cost of such audit shall be borne by the Registered Holder), and the conclusions of such audit shall be final and binding on all parties absent manifest error.

                  (i) For the purposes of this Warrant:

                           (i) "Change in Control Event" with respect to the
Company means:

                                    (A) the acquisition by an individual, entity
or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more than 50% of either (x) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company generally entitled to vote (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (A), no acquisition by any corporation or other entity pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of paragraph (B) of this definition shall constitute a Change in Control Event; or

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                                 CONFIDENTIAL

                                    (B) the consummation of a merger,
consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities generally entitled to vote, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination (it being understood that for purposes of the determination of whether or not such voting power of the then-outstanding securities are owned, directly or indirectly, in substantially the same proportions as the ownership of Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, any securities transferred pursuant to transfers by a security holder which is a corporation to a wholly-owned subsidiary of such corporation or by a security holder which is a closely-held partnership pro rata to the partners of such partnership or the retired partners of such partnership or to the estates of any such partners or retired partners or by a security holder which is a closely-held limited liability company pro rata to the members of such limited liability company or the retired members of such limited liability company or to the estates of any such members or retired members, shall be deemed to be owned in the same proportion as such securities were owned by the transferring security holder in each such case), and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, more than 50% of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation generally entitled to vote (except to the extent that such ownership existed prior to the Business Combination);

                           (ii) "Special Change in Control Event" means any
Change in Control Event as a result of which (or in connection with which) any Person that is a direct competitor of Nortel Networks Inc. or any of its subsidiaries or Affiliates (as defined below) (including, without limitation, [*], [*] (including [*]), [*] (including [*], [*], and [*]), [*], [*], [*],
[*] and [*], and their respective subsidiaries, Affiliates and successor entities (and the subsidiaries and Affiliates of any such successor entities)), acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of any of (A) the Outstanding Company Common Stock, (B) the Outstanding Company Voting Securities, or (C) with respect to any Change in Control Event described in clause (B) of the definition of "Change in Control Event" above, the then-

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                 CONFIDENTIAL

outstanding shares of common stock or the combined voting power of the then-outstanding securities generally entitled to vote, respectively, of the Acquiring Corporation; and

                           (iii) "Affiliate" means, with respect to any
specified Person, (A) any Person that directly or indirectly controls, is controlled by, or is under common control with such specified Person, or (B) any Person that is a member of the immediate family of the specified Person.

         2. ADJUSTMENTS.

                  (a)   DILUTING ISSUANCES.

                        (i) DEFINITIONS. For purposes of this Section 2, the following definitions shall apply:

                              (A) "OPTION" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                              (B) "ORIGINAL ISSUE DATE" shall mean the
date on which this Warrant (or any predecessor warrant) was first issued.

                              (C) "CONVERTIBLE SECURITIES" shall mean any
evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

                              (D) "ADDITIONAL SHARES OF COMMON STOCK"
shall mean all shares of Common Stock issued (or, pursuant to subsection 2(a)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than:

                              (I)      shares of Common Stock issued upon
                                       conversion of shares of Series B
                                       Preferred Stock, Series C Preferred
                                       Stock, Series D Preferred Stock or
                                       Series E Preferred Stock (as such terms
                                       are defined in the Amended and Restated
                                       Articles of Incorporation of the Company as in effect as of the Original Issue Date (the "Restated Articles")) (including Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock issued upon exercise of warrants then outstanding);

                              (II) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that are covered by subsections 2(b) or 2(c) below;

                              (III) shares of Common Stock issued or issuable to officers or employees of, or consultants to, the Company pursuant


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                                 CONFIDENTIAL

                                      to a stock grant, option plan or purchase plan or other employee stock incentive program approved by the Board of Directors of the Company;

                              (IV) shares of Common Stock issued or issuable upon conversion of Convertible Securities outstanding prior to the Original Issue Date; or

                              (V) up to 2,335,194 shares of the Company's Series E Preferred Stock.

                           (ii) NO ADJUSTMENT OF PURCHASE PRICE. No adjustments
to the Purchase Price shall be made unless the consideration per share (determined pursuant to subsection 2(a)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the lesser of
(i) the Purchase Price on the Original Issue Date or (ii) the Purchase Price in effect immediately prior to the issue of such Additional Shares.

                           (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL
SHARES OF COMMON STOCK. If the Company at any time or from time to time after the Original Issue Date shall issue any Options (excluding Options covered by subsection 2(a)(i)(D)(III) above) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subsection 2(a)(v) hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (A) No further adjustment in the Purchase
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (B) If such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, then upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

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                                 CONFIDENTIAL

                                    (C) Upon the expiration or termination of
any such unexercised Option, the Purchase Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

                                    (D) In the event of any change in the number
of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised, converted or exchanged prior to such change been made upon the basis of such change; and

                                    (E) No readjustment pursuant to clause (B)
or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Company, after the Original Issue Date, amends the terms or reduces the exercise prices of any such Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this subsection 2(a)(iii) shall apply.

                           (iv) ADJUSTMENT OF PURCHASE PRICE UPON ISSUANCE OF
ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall, at any time after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 2(a)(iii)), without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.

                           (v) DETERMINATION OF CONSIDERATION. For purposes of
this subsection 2(a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                               (A) CASH AND PROPERTY: Such consideration shall:

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                                 CONFIDENTIAL

                                    (I)     insofar as it consists of cash, be
                                            computed at the aggregate of cash
                                            received by the Company, excluding
                                            amounts paid or payable for accrued
                                            interest;

                                    (II)    insofar as it consists of property
                                            other than cash, be computed at the
                                            fair market value thereof at the
                                            time of such issue, as determined in
                                            good faith by the Board of
                                            Directors; and

                                    (III)   in the event Additional Shares of
                                            Common Stock are issued together
                                            with other shares or securities or
                                            other assets of the Company for
                                            consideration which covers both, be
                                            the proportion of such consideration
                                            so received, computed as provided in
                                            clauses (I) and (II) above, as
                                            determined in good faith by the
                                            Board of Directors.

                                    (B) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 2(a)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                            (x) the total amount, if any,
received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                            (y) the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (vi) MULTIPLE CLOSING DATES. In the event the Company
shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock (excluding shares of Series E Preferred Stock), and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Purchase Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

                  (b) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the

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                                 CONFIDENTIAL

Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (c) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

                  (d) ADJUSTMENT IN NUMBER OF WARRANT SHARES. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a), 2(b) or 2(c), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment (and, without limiting generality of the foregoing, the number of the First Tranche Warrant Shares, the Second Tranche Warrant Shares, the Third Tranche Warrant Shares and the Fourth Tranche Warrant Shares, as well as the number of Warrant Shares subject to the accelerated exercisability provisions of clause (iv) of subsection 1(f) above, shall be similarly adjusted).

                  (e) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such

                                 CONFIDENTIAL

event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

                  (f) ADJUSTMENT FOR MERGERS OR REORGANIZATIONS, ETC. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(b), 2(c) or 2(e)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. Notwithstanding the foregoing sentence, if (x) there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of any such reorganization, recapitalization, consolidation or merger, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock then subject to this Warrant by (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock as of the effective date of such transaction, as determined pursuant to subsection 1(b), and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in subsection 1(b) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

                  (g) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of

                                 CONFIDENTIAL

the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and
(ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

         3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

         4. REQUIREMENTS FOR TRANSFER.

            Subject to the provisions of any other written agreement to which the Company and the Registered Holder are parties or by which they are bound, this Warrant and the Registered Holder's rights hereunder may be sold, exchanged, pledged or otherwise transferred in whole (but not in part), and the Warrant Shares may be sold, exchanged, pledged or otherwise transferred in whole or in part, in each case to any person or entity.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Registered Holder that, as of the Original Issue Date:

            (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the Company's business or properties.

            (b) CAPITALIZATION. As of immediately prior to the initial issuance of this Warrant on the Original Issue Date (the "Closing"), the authorized capital of the Company consists of:

                     (i) 32,562,731 shares of Preferred Stock, 2,363,636 shares of which have been designated Series A Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, 1,691,123 shares of which have been designated Series B Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, 17,808,877 shares of which have been designated Series C Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, 6,199,095 shares of which have been designated Series D Preferred Stock, all of which will be issued and outstanding immediately prior to Closing, and 4,500,000 shares of which have been designated Series E Preferred Stock, 2,067,248 of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Articles. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws.

                                 CONFIDENTIAL

                           (ii) 55,000,000 shares of Common Stock, 499,491
shares of which will be issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                           (iii) The Company has reserved 7,825,000 shares of
Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1996 Stock Option Plan duly adopted by the Board of Directors and approved by the Company shareholders (the "1996 STOCK PLAN"). Of such reserved shares of Common Stock, 466,493 shares have been issued upon exercise of options previously granted, options to purchase 7,259,500 shares have been granted and are currently outstanding, and 99,007 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 1996 Stock Plan.

                           (iv) The Company has reserved 1,500,000 shares of
Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1999 Stock Option Plan duly adopted by the Board of Directors and approved by the Company shareholders (the "1999 STOCK PLAN"). Of such reserved shares of Common Stock, no shares have been issued upon exercise of options previously granted, options to purchase 1,473,400 shares have been granted and are currently outstanding, and 26,600 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 1999 Stock Plan.

                           (v) Except for outstanding options issued pursuant to
the 1996 Stock Plan and the 1999 Stock Plan, and except for outstanding warrants to acquire up to 178,962 shares of Common Stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company, either directly or indirectly, of any shares of its capital stock. Except as set forth in the Amended and Restated Rights Agreement, dated as of the Original Issue Date, among the Company and the investors set forth on EXHIBIT A attached thereto (the "Rights Agreement"), the Company has not granted any registration rights to any Person with respect to any of the Company's securities.

                  (c) AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, issuance, execution and delivery of this Warrant, the Rights Agreement and the OEM Agreement (collectively, the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Warrant Shares issuable upon exercise of this Warrant (together, the "Securities") have been taken or will be taken prior to each Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the

                                 CONFIDENTIAL

extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

                  (d) VALID ISSUANCE OF SECURITIES. This Warrant is duly and validly issued and free of restrictions on transfer other than restrictions on transfer under this Warrant, the Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Registered Holder in this Warrant and subject to the provisions of subsection 5(e) below, this Warrant is issued in compliance with all applicable federal and state securities laws. The Warrant Shares issuable upon exercise of this Warrant have been duly and validly reserved for issuance, and upon issuance in accordance with the terms hereof, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Warrant, the Rights Agreement and applicable federal and state securities laws, and will be issued in compliance with all applicable federal and state securities laws.

                  (e) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Warrant, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act.

                  (f) NONCONTRAVENTION; LITIGATION. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby and thereby will not (i) result in any violation of or default under, or otherwise conflict with, the Restated Articles or the Bylaws of the Company (as in effect at the Closing or as of any issuance of Warrant Shares hereunder) or any instrument, judgment, order, writ, decree or contract to which the Company is a party or by which it is bound or, to the Company's knowledge, of any provision of federal, local or foreign statute, rule or regulation applicable to the Company, or (ii) constitute, with or without passage of time or giving of notice, either a violation of or default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or with respect to the Company's officers or directors, that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, nor is the Company aware that there is any basis for the foregoing.

         6. REPRESENTATIONS AND WARRANTIES OF THE REGISTERED HOLDER. The Registered Holder hereby represents and warrants to the Company that, as of the Original Issue Date:

                  (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is being acquired by the Registered Holder for investment for the Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Registered Holder does not presently have any contract, undertaking, agreement

                                 CONFIDENTIAL

or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Registered Holder has not been formed for the specific purpose of acquiring the Securities.

                  (b) DISCLOSURE OF INFORMATION. The Registered Holder has had the opportunity to perform due diligence and ask questions of the Company's management in connection with transactions contemplated hereby.

                  (c) RESTRICTED SECURITIES. The Registered Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Registered Holder's representations as expressed herein. The Registered Holder understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Registered Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (the "SEC") and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Registered Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale except as may be set forth in a separate written agreement to which the Company and the Registered Holder are parties or by which they are bound. The Registered Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and requirements relating to the Company which are outside of the Registered Holder's control and which the Company is under no obligation and may not be able to satisfy.

                  (d) NO PUBLIC MARKET. The Registered Holder understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

                  (e) ACCREDITED INVESTOR. The Registered Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         7. NO IMPAIRMENT. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         8. NOTICES OF RECORD DATE, ETC. In the event:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                                 CONFIDENTIAL

                  (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the record date or effective date for the event specified in such notice.

         9. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

         10. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

         11. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         12. TRANSFERS, ETC.

                  (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                                 CONFIDENTIAL

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes.

         13. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

         14. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         15. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

         16. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

         17. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of California (without reference to the conflicts of law provisions thereof).

                                 CONFIDENTIAL


         EXECUTED as of the Date of Issuance indicated above.

                                         SONOMA SYSTEMS


                                         By:     /s/  Steven M. Waszak
                                             ---------------------------------
[CORPORATE SEAL]                         Title:   Chief Financial Officer
                                                ------------------------------
                                         Address (Principal Office):

                                                 4640 Admiralty Way, Suite 600

                                                 Marina del Rey, CA 90292

ATTEST:

_________________________

                                 CONFIDENTIAL


                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                         Dated:____________

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase (CHECK APPLICABLE BOX):

         / /   _____ shares of the Common Stock covered by such Warrant; or

         / / the maximum number of shares of Common Stock for which such Warrant is presently exercisable pursuant to the cashless exercise procedure set forth in Section 1(b).

         The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (CHECK APPLICABLE BOX OR BOXES):

         / /   $______ in lawful money of the United States; and/or

         / / the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

         / / the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise such Warrant with respect to the maximum number of Warrant Shares for which such Warrant is presently exercisable that are purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

                                 Signature: ________________________

                                 Address: __________________________

                                          __________________________

                                 CONFIDENTIAL


                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee            Address                     No. of Shares
----------------            -------                     -------------




Dated:________________                Signature:________________________________